SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                               RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


              DELAWARE                             95-1778500
     (State of incorporation or         (I.R.S. employer identification
            organization)                           number)

          141 SPRING STREET
      LEXINGTON, MASSACHUSETTS                        02421
   (Address of principal executive                 (Zip Code)
              offices)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |X|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |_|


Securities Act registration statement file number to which this form relates:
333-58474


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class             Name of each exchange on which
         to be so registered             each class is to be registered
         -------------------             -------------------------------

        Equity Security Units               New York Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                               (Title of Class)

ITEM 1.DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The information set forth in the Section entitled "Description of the Units" in the Company's Registration Statement on Form S-3 (File No. 333-58474) filed with the Securities and Exchange Commission on April 6, 2001 and declared effective by the Securities and Exchange Commission on April 13, 2001, and in the Prospectus Supplement relating thereto to be filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), is incorporated herein by reference.

      Any form of prospectus or prospectus supplement that includes such description that is subsequently filed by the Company or RC Trust I as part of an amendment to the Registration Statement or otherwise pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

ITEM 2.EXHIBITS.

  Exhibit
      No.                               Description
  -------                               -----------
        1 Indenture relating to Subordinated Debt Securities dated as of July 3, 1995 between Raytheon Company and The Bank of New York, as Trustee, filed as an exhibit to Raytheon Company's Registration Statement on Form S-3, File No. 33-59241, is hereby incorporated by reference.
         2 Form of Subordinated Debt Securities (see Exhibit 4.4).
         3 Declaration of Trust of RC Trust I, filed as an exhibit to Raytheon
           Company's Registration Statement on Form S-3, File No. 33-58474, is hereby incorporated by reference.
        *4 Form of Amended and Restated Declaration of Trust of RC Trust I.
         5 Certificate of Trust of RC Trust I, filed as an exhibit to Raytheon
           Company's Registration Statement on Form S-3, File No. 33-58474, is hereby incorporated by reference.
        *6 Form of Trust Preferred Security (to be included in Exhibit 4).
         7 Form of Raytheon Company Guarantee Agreement, filed as an exhibit to Raytheon Company's Registration Statement on Form S-3, File No. 33-58474, is hereby incorporated by reference.
        *8 Form of Purchase Contract Agreement.
        *9 Form of Pledge Agreement.
       *10 Form of Supplemental Indenture.

---------------------
* To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       RAYTHEON COMPANY

                                       /s/ John W. Kapples
                                       ------------------------------
                                       Name:   John W. Kapples
                                       Title:  Vice President and Secretary



Dated:  April 30, 2001

                                  EXHIBIT INDEX
                                  -------------

  Exhibit
      No.                            Description
  -------                            -----------
        1 Indenture relating to Subordinated Debt Securities dated as of July 3, 1995 between Raytheon Company and The Bank of New York, as Trustee, filed as an exhibit to Raytheon Company's Registration Statement on Form S-3, File No. 33-59241, is hereby incorporated by reference.
         2 Form of Subordinated Debt Securities (see Exhibit 4.4).
         3 Declaration of Trust of RC Trust I, filed as an exhibit to Raytheon Company's Registration Statement on Form S-3, File
           No. 33-58474, is hereby incorporated by reference.
        *4 Form of Amended and Restated Declaration of Trust of RC Trust
           I.
         5 Certificate of Trust of RC Trust I, filed as an exhibit to Raytheon
           Company's Registration Statement on Form S-3, File No. 33-58474, is hereby incorporated by reference.
        *6 Form of Trust Preferred Security (to be included in Exhibit 4).
         7 Form of Raytheon Company Guarantee Agreement, filed as an exhibit to Raytheon Company's Registration Statement on Form
           S-3, File No. 33-58474, is hereby incorporated by reference.
        *8 Form of Purchase Contract Agreement.
        *9 Form of Pledge Agreement.
       *10 Form of Supplemental Indenture

---------------------
* To be filed either by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.